SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     February 7, 2003

ADVANCED TISSUE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-016607	14-1701513
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10520 Wateridge Circle, San Diego, California 92121

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code:    (858) 713-7300

10933 North Torrey Pines Road, La Jolla, California 92037

(Former name or former address, if changed since last report)

Item 5. Other Events

On February 7, 2003, Advanced Tissue Sciences, Inc. and its wholly-owned subsidiaries filed their proposed Debtors’ Liquidating Chapter 11 Plan of Reorganization under Chapter 11 of the Bankruptcy Code and proposed Disclosure Statement Relating to Debtors’ Liquidating Chapter 11 Plan of Reorganization with the United States Bankruptcy Court for the Southern District of California. A copy of the press release announcing the filing of the Plan and Disclosure Statement is attached hereto as Exhibit 99.1 and incorporated herein by reference. Copies of the Plan and Disclosure Statement as filed with the bankruptcy court are attached hereto as Exhibits 2.1 and 2.2, respectively.

The Plan and Disclosure Statement were filed within the 120-day period in which the company has the exclusive right to file a Plan and both the Plan and Disclosure Statement include a list of assumptions and a projected potential distribution calculation. The Disclosure Statement and Plan have not been approved by the bankruptcy court and each may be materially modified before approval. The actual results will differ from the projections contained in the Plan and Disclosure Statement due to the complexity and uncertainties of selling the remaining assets of the estate. The results also are subject to change as a result of possible further amendments to the Plan and actions or objections of third parties. You should refer to the limitations and qualifications included in the Disclosure Statement and Plan with respect to the assumptions and projections.

The hearing for the combined approval of the Disclosure Statement and confirmation of the Plan is scheduled for March 19, 2003, and if confirmed at that time as submitted, it will become effective on March 31, 2002. Stockholders may request a written copy of the Plan and Disclosure Statement by contacting Lillian L. Ton, Gibson, Dunn & Crutcher LLP, 4 Park Plaza, Suite 1400, Irvine, California 92614-8557, (949) 451-3800. Any oppositions to confirmation of the Plan or objections to the adequacy of the Disclosure Statement must be served and filed no later than Friday, March 7, 2003. Oppositions to confirmation of the Plan or objections to the adequacy of the Disclosure Statement must be properly served on counsel for the company, and the United States Trustee as follows:

Craig H. Millet, Esq./Eric J. Fromme, Esq.

Gibson, Dunn & Crutcher LLP

4 Park Plaza, Suite 1400

Irvine, CA 92614-8557

Tiffany L. Carroll

Office of the United States Trustee

402 W. Broadway, Suite 600

San Diego, CA 92101

Item 7. Exhibits

(c) Exhibits

The following documents are filed as exhibits to this report:

Exhibit Number	Description

2.1	Debtors’ Liquidating Chapter 11 Plan of Reorganization dated February 7, 2003

2.2	Disclosure Statement Relating to Debtors’ Liquidating Chapter 11 Plan of Reorganization dated February 7, 2003

99.1	Press Release, dated February 7, 2003

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED TISSUE SCIENCES, INC.

By:	/s/ MARK J. GERGEN
Mark J. Gergen Chief Restructuring Officer

Date: February 10, 2003

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EXHIBIT INDEX

Exhibit Number	Description

2.1	Debtors’ Liquidating Chapter 11 Plan of Reorganization dated February 7, 2003

2.2	Disclosure Statement Relating to Debtors’ Liquidating Chapter 11 Plan of Reorganization dated February 7, 2003

99.1	Press Release, dated February 7, 2003

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